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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 27, 2004

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Delaware                                   333-91334                                   13-3836437
-----------------------------------              -----------------------                  ------------------------------
   (STATE OR OTHER JURISDICTION                        (COMMISSION                               (I.R.S. EMPLOYER
         OF INCORPORATION)                            FILE NUMBER)                             IDENTIFICATION NO.)

383 Madison Avenue
New York, New York                                                                                    10179
-----------------------------------                                                       ------------------------------
       (ADDRESS OF PRINCIPAL                                                                        (ZIP CODE)
        EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000








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



Item 5.  Other Events.
         ------------

                  The consolidated balance sheets of ACE Guaranty Corp. as of December 31, 2002, December 31, 2001 and December 31, 2000 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 2002, incorporated by reference in the prospectus supplement have been incorporated herein in reliance on the report of Pricewaterhouse Coopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
         ------------------------------------------------------------------

         (a) Financial Statements.
             --------------------

             Not applicable.

         (b) PRO FORMA Financial Information.
             -------------------------------

             Not applicable.

         (c) Exhibits
             --------

                                ITEM 601(A) OF
                                REGULATION S-K
  EXHIBIT NO.                   EXHIBIT NO.                     DESCRIPTION
  -----------                   -----------                     -----------
  1                             23                              Consent of Pricewaterhouse Coopers LLP,
                                                                independent auditors of ACE Guaranty
                                                                Corp. with respect to the Bear Stearns
                                                                Asset Backed Securities Inc., Asset-
                                                                Backed Certificates, Series 2004-HE1.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               BEAR STEARNS ASSET BACKED
                                               SECURITIES, INC.


                                               By: /s/ Joseph T. Jurkowski, Jr.
                                                   ----------------------------
                                               Name:   Joseph T. Jurkowski, Jr.
                                               Title:  Vice President

Dated: January 27, 2004

                                  EXHIBIT INDEX

                          Item 601 (a) of            Sequentially
Exhibit                   Regulation S-K             Numbered
Number                    Exhibit No.                Description                       Page
------                    -----------                -----------                       ----
  1                           23                     Independent Auditors'              6
                                                     Consent